Bank Borrowings	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Bank Borrowings
16.	BANK BORROWINGS

	As at December 31,
	2013	2014	2014
	RMB	RMB	US$
Total bank borrowings	1,086,248	903,840	145,673

Comprised of:
Short-term	487,964	322,128	51,918
Long-term, current portion	273,310	246,233	39,686

	761,274	568,361	91,604
Long-term, non-current portion	324,974	335,479	54,069

	1,086,248	903,840	145,673

All bank borrowings at December 31, 2013 and 2014 were obtained from financial institutions in both the PRC and overseas. One short term bank borrowing with balance of RMB72,500 as at December 31, 2013 is secured by the 48% equity interest in CAH held by New Chang’an. In turn, CAH granted a loan to New Chang’an which has the same key terms as the corresponding bank loan, including the loan amount, interest rate and terms of repayment (note 23). Other bank borrowings are secured by equipment with a net carrying value of RMB502,575 and RMB164,938 (US$26,583), accounts receivable with a carrying value of RMB49,481 and RMB76,333 (US$12,303), net investment in financing leases with carrying value of RMB321,602 and RMB207,445(US$33,434) and total restricted cash with carrying value of RMB422,140 and RMB502,168(US$80,935), as of December 31, 2013 and 2014, respectively.

As at December 31, 2013 and 2014, the short-term bank borrowing bore a weighted average interest of 4.64% and 1.96% per annum, and the long-term bank borrowings bore a weighted average interest of 6.02% and 3.91% per annum, respectively. As at December 31, 2014, bank borrowings amounting to RMB543,877 (US$87,657) (2013: RMB436,472) and RMB359,963 (US$58,016) (2013: RMB649,776) were denominated in US$ and RMB, respectively.

As of December 31, 2014, the maturity profile of these long-term bank borrowings are as follows:

	RMB	US$
Within one year	246,233	39,686
Between one and two years	196,783	31,716
Between two and three years	49,147	7,921
Between three and four years	67,310	10,848
Between four and five years	22,239	3,584

	581,712	93,755

As of December 31, 2014, the Company had unutilized short-term and long term bank credit lines totaling RMB9,307 (US$1,500) and RMB1,878,460 (US$302,753), respectively.

IFC loan

On February 18, 2014, the Group borrowed from International Finance Corporation (“IFC”) a loan of a principal amount of US$20,000 which is repayable on October 15, 2018 and April 15, 2019 by two equal installments. The loan gives IFC the right to convert the loan in whole or in part, at any time prior to the fifth anniversary of the date of the disbursement of the loan, into ADSs of the Company at the conversion price in effect at such time. The conversion price is initially set at US$6.90 per ADS subject to adjustments as set forth in the loan agreement. The conversion and other features (i.e. the redemption option upon certain contingencies, step down interest feature), which are not clearly and closely related to the debt host contract, are bifurcated and accounted for as a compound derivative.

At inception, the fair value of the host debt instrument amounted to RMB87,792 (US$14,149) was recorded as a long term bank borrowing in the consolidated balance sheet. The host debt instrument is accreted to the redemption value on the maturity date using the effective interest method. The compound derivatives are accounted for as a liability at fair value for each reporting period (note 17).